Exhibit 10.4

AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”), dated as of October 3, 2011, is made and entered into by and among SOMA MEDICAL ASSESSMENTS CORP., a corporation incorporated under the laws of the Province of Ontario (the “Purchaser”); EXAMWORKS GROUP, INC., a Delaware corporation and the ultimate parent of the Purchaser (the “Parent”); 1742366 ONTARIO LIMITED (f.k.a. SOMA MEDICAL ASSESSMENTS INC.), a corporation incorporated under the laws of the Province of Ontario (the “Seller”); 1495929 ONTARIO INC., a corporation incorporated under the laws of the Province of Ontario and the sole shareholder of the Seller (the “Shareholder”); and TROY CUMISKEY, the sole shareholder of the Shareholder (the “Founder”).

RECITALS

WHEREAS, the Parties entered into an asset purchase agreement dated as of June 30, 2010 (together with any modifications thereto prior to date hereof, the “APA”);

WHEREAS, the Parties mutually desire to amend the APA to remove the purchase price adjustments in respect of any Holdback Period Surplus or Holdback Period Deficit, in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants, agreements and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, each Party hereby agrees as follows:

AGREEMENT

1.	APA Amendments. The APA is hereby amended as follows:

1.1.
Sections 3.5 (Holdback Period Adjustment), 3.6 (Holdback Amount), and 3.7 (Conduct of the Purchased Business Until the Completion of the Holdback Period), and subsection (c) of Section 8.1 are deleted in their entirety.

1.2.
The defined terms “EBITDA Shortfall,” “Excess EBITDA,” “Final Holdback Adjustment Schedule,” “Holdback Adjustment Schedule,” “Holdback Cash,” “Holdback Period,” “Holdback Period EBITDA,” “Holdback Period Deficit,” “Holdback Period Revenue,” “Holdback Period Surplus,” “New Shares” and “Revenue Shortfall” are deleted in their entirety.

2.
Interpretation.  Any other Sections of the APA and any Seller Ancillary Documents or Purchaser Ancillary Documents containing terms relating to a post-Closing adjustment to the Purchase Price with respect to a Holdback Period Surplus or Holdback Period Deficit shall be construed and interpreted in accordance with the intent of this Amendment, which is to remove any such adjustment and provide for the release of the Holdback Shares to the Seller.  Each of the parties hereto shall take all such further actions or execute such further documents as may be necessary to effect the terms of this Amendment and the intent thereof.

3.
Release of Holdback Shares.  Within four (4) business days following the date of this Amendment, the Parent shall direct Bank of New York Mellon, the transfer agent holding the Holdback Shares, to release the Holdback Shares to the Seller and to remove all restrictive legends.

4.
Reaffirmation.  The Parties hereby confirm and ratify each of the provisions of the APA, Seller Ancillary Documents and Purchaser Ancillary Documents as amended hereby, which shall each remain in full force in effect with its terms and provisions except as amended by this Amendment.

5.	Miscellaneous Provisions.

5.1.	Capitalized terms used but not defined herein shall have the meanings given to them in the APA.

5.2.
This Amendment may be executed in one or more counterparts, all counterparts shall be valid and binding on the Party executing them and all counterparts shall together constitute one and the same document for all purposes.  Signatures transmitted via facsimile or email in .pdf format shall be deemed original signatures.

5.3.
This Amendment shall be governed, including as to validity, interpretation and effect, by the laws of the Province of Ontario and the federal laws of the Canada applicable therein, and shall be construed and treated in all respects as an Ontario contract.  Each of the Parties hereby irrevocably attorns to the exclusive jurisdiction of the Courts of the Province of Ontario in respect of all matters arising and in relation to this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed, as of the date first written above.

PARENT:

EXAMWORKS GROUP, INC.

By: /s/ Wesley Campbell
Name: Wesley Campbell
Title: President

PURCHASER:

SOMA MEDICAL ASSESMENTS CORP.

By: /s/ Wesley Campbell
Name: Wesley Campbell
Title: President

SELLER:

1742366 ONTARIO LIMITED
(f.k.a. SOMA MEDICAL ASSESSMENTS INC.)

By: /s/ Troy Cumiskey
Name: Troy Cumiskey
Title: President

SHAREHOLDER:

1495929 ONTARIO INC.

By: /s/ Troy Cumiskey
Name: Troy Cumiskey
Title: President

FOUNDER:

By: /s/ Troy Cumiskey
Troy Cumiskey

[Amendment to Asset Purchase Agreement]